UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 28, 2005

IMMUNICON CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-50677	23-2269490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania		19006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:    (215) 830-0777

Not applicable.

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 28, 2005, the Board of Directors of Immunicon Corporation (the “Company”) approved changes to the equity and cash compensation of its non-employee directors.  These changes are effective as of January 28, 2005 and supersede the compensation arrangements with respect to non-employee directors that were in effect immediately prior to such date.  A copy of the updated compensation policy for non-employee directors is attached herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

10.1 – Compensation Policy For Non-Employee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNICON CORPORATION

Date:	February 3, 2005	By:	/s/ JAMES G. MURPHY
		Name:	James G. Murphy
		Title:	Senior Vice President, Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

10.1	Compensation Policy For Non-Employee Directors.